                                                                 EXHIBIT 10.43

                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT is made as of the 16th day of July 2000, by and between Liberate Technologies, a Delaware corporation (the "Company"), and Cisco Systems, Inc., a California corporation (the "Investor").

     WHEREAS, the Investor has indicated a desire to purchase the number of shares of the Company's common stock, par value $0.01 per share ("Common Stock") obtained by dividing 100,000,000 by (95%) ninety-five percent of the average closing price during the last ten (10) trading days preceding the trading date immediately prior to the date of this Agreement (the "Shares").

     WHEREAS, the Company has indicated a desire to sell the Shares to the Investor on the terms set forth herein.

     WHEREAS, the Company and the Investor have agreed that this Agreement shall constitute the entire understanding and agreement between the parties with regard to the subject matter hereof.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   PURCHASE AND SALE OF STOCK.

          1.1. SALE AND ISSUANCE OF STOCK. Subject to the terms and conditions of this Agreement, the Company agrees to sell to the Investor and the Investor agrees to purchase from the Company a total of 3,963,780 Shares for an aggregate purchase price of $100,000,000, or $25.22844 per share, in cash (the "Purchase Price").

          1.2. ADJUSTMENT OF PURCHASE PRICE. The Purchase Price shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend, reorganization, recapitalization or other like change with respect to the Common Stock occurring after the date hereof and prior to the Closing Date and of any increase in the number of shares of the Common Stock, or securities convertible into or exchangeable for shares of the Common Stock, outstanding after the date hereof relative to such number as derived from Section 2.2 hereof, so that the Investor shall receive the number of shares of Common Stock that the Investor would have received in respect of the Shares if the transaction contemplated by this Agreement had been consummated as of the date hereof, prior to such stock split, reverse split, stock dividend, reorganization, recapitalization, like change or increase.

          1.3. THE CLOSING. The purchase and sale of the Shares (the "Closing") shall be held at the offices of Brobeck, Phleger & Harrison LLP, 1633 Broadway, New York, New York, as soon as practicable following satisfaction of the closing conditions set forth in Section 5 hereof, or such later date as the Investor and the Company may agree upon (the "Closing Date"). At the Closing, the Company will deliver or cause to be delivered by its transfer agent a certificate evidencing the Shares to the Investor, in the name of the Investor (or any designee of the Investor) and such other documents and instruments necessary to vest in the Investor good, marketable and record title to, and beneficial ownership of, the Shares free and clear of all liens, together with evidence of payment of applicable transfer or issuance taxes, if any.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor that:

          2.1. ORGANIZATION, GOOD STANDING, POWER AND RIGHTS TO ACQUIRE STOCK. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. The Company has delivered to the Investor a true and correct copy of the Sixth Amended and Restated Certificate of Incorporation of the Company (the "Restated Certificate") filed with the Delaware Secretary of State on August 2, 1999, and the Amended and Restated Bylaws of the Company (the "Bylaws"), or other charter documents, as applicable, of the Company, each as amended to date. The Company is not in violation of any of the provisions of its charter or Bylaws. Except as set forth in the Company SEC Documents (as defined in Section 2.9), as set forth in Section 2.2 below and except for changes in the number of outstanding employee stock options after June 30, 2000, there are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements of any character relating to the issued or unissued capital stock or other securities obligating the Company to issue, transfer, sell, purchase, redeem or otherwise acquire any such securities. Except as disclosed in the Company SEC Documents and on
Schedule 2.1, the Company does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

          2.2. CAPITALIZATION. The authorized capital stock of the Company, as of June 30, 2000 consists of:

               (a) 20,000,000 shares of Preferred Stock, none of which are issued, outstanding or designated as any specific series. The rights, privileges, preferences and restrictions of the Preferred Stock are as stated in the Restated Certificate.

               (b) 200,000,000 shares of Common Stock, 98,282,558 shares of which are issued and outstanding and none of which have been reserved solely for issuance upon conversion of Preferred Stock. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

               (c) The Company has reserved 19,608,261 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its various option plans duly adopted by the Board of Directors and approved by the Company's stockholders (the "Stock Plans"). Of such reserved shares of Common Stock, options to purchase 17,003,189 shares have been granted and are currently outstanding, and 2,605,072 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plans. In addition, the Company has reserved 3,044,098 shares of Common Stock for purchase by its employees under its 1999 Employee Stock Purchase Plan described in the Company SEC Documents. In addition, the Company has reserved 4,366,660 shares of Common Stock for issuance pursuant to warrant agreements, of which 2,103,328 are currently outstanding.

               (d) Except as set forth in this Agreement , Schedule 2.2 (d) and the Stockholders Agreement dated August 11, 1997, as amended (the "Stockholders Agreement"), there are no options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of capital stock or other securities of the Company. The Company is not a party or subject to any agreement or understanding and, to the best of the Company's knowledge, there is no agreement or understanding between any person and/or entities that affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company, except for the Voting Agreement dated May 12, 1999. Any outstanding capital stock of the Company was issued in compliance with all federal and state securities laws.

          2.3. AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance, sale and delivery of the Shares has been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality is required by or with respect to the Company or any of its subsidiaries in connection with the execution and delivery of this Agreement, or the consummation of the transactions contemplated hereby, except for (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the securities laws of any foreign country; (ii) such filings, if any, as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act"); and (iii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not have a material adverse effect on the Company and would not prevent, or materially alter or delay any of the transactions contemplated by this Agreement.

          2.4. VALID ISSUANCE OF SHARES. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. Subject to the truth and accuracy of the Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the qualification and/or registration requirements of any applicable state and federal securities laws, including without limitation, the registration requirements of the Securities Act of 1933, as amended (the "Act").

          2.5. TITLE TO PROPERTY AND ASSETS. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

          2.6. COMPLIANCE WITH OTHER DOCUMENTS. The execution and delivery of this Agreement, consummation of the transactions contemplated hereby, and compliance with the terms and provisions hereof will not conflict with or result in a breach of the terms and conditions of, or constitute a default under the Restated Certificate or Bylaws of the Company or of any contract or agreement to which the Company is now a party, except where such conflict, breach or default of any such contract or agreement, either individually or in the aggregate, would not have a material adverse effect on the Company's business, financial condition or results of operations and would not prevent, or materially alter or delay any of the transactions contemplated by this Agreement.

          2.7. LITIGATION. Except as disclosed in the Company SEC Documents filed from time to time with the U.S. Securities and Exchange Commission (the "SEC"), there are no actions, proceedings or investigations pending against the Company, that, either in any case or in the aggregate, would result in any material adverse change in the business, financial condition, or results of operations of the Company and would not prevent, or materially alter or delay any of the transactions contemplated by this Agreement.

          2.8. INTELLECTUAL PROPERTY. Except as disclosed in the Company SEC Documents, the Company owns or possesses sufficient legal title or rights to use all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, and proprietary rights and processes (collectively, "Intellectual Property") necessary for its business as now conducted and as proposed to be conducted without any conflict with, or infringement of, the rights of others. Except as set forth in Schedule 2.8, the Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the Intellectual Property of any other person or entity. The Company is not aware that any of its employees or officers is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or is subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. The Company is not aware that any of its officers, employees or consultants (i) disclosed or utilized or may be disclosing or utilizing any trade secret or proprietary information of any third party; (ii) violated or may be violating the terms of his employment, non-competition or non-disclosure agreement with any party; or (iii) interfered or may be interfering in the employment relationship with any third party and any of its present or former employees. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees made prior to their employment by the Company.

          2.9. SEC DOCUMENTS; FINANCIAL STATEMENTS. The Company has made available to the Investor a true and complete copy of each statement, report, registration statement (with the prospectus in the form filed pursuant to Rule 424(b) of the Act), definitive proxy statement and other filings made with the SEC by the Company since July 28, 1999 and, prior to the Closing, the Company will have furnished to the Investor true and complete copies of any additional documents filed with the SEC by the Company prior to the Closing (collectively, the "Company SEC Documents"). The Company has timely filed all forms, statements and documents required to be filed by it with the SEC and The Nasdaq National Market since July 28, 1999. In addition, the Company has made available to the Investor all exhibits to the Company SEC Documents filed prior to the date hereof, and will promptly make available to the Investor all exhibits to any additional Company SEC Documents filed prior to the Closing. All documents required to be filed as exhibits to the Company SEC Documents have been so filed, and all material contracts so filed as exhibits are in full force and effect, except those which have expired in accordance with their terms, and neither the Company nor any of its subsidiaries is in material default thereunder. As of their respective filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Act, and none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Company SEC Document. The financial statements of the Company, including the notes thereto, included in the Company SEC Documents (the "Company Financial Statements") were complete and correct in all material respects as of their respective dates, complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a basis consistent throughout the periods indicated and consistent with each other (except as may be indicated in the notes thereto or, in the case of unaudited statements included in Quarterly Reports on Form 10-Q, as permitted by Form 10-Q of the SEC). The Company Financial Statements fairly present the consolidated financial condition and operating results of the Company and its subsidiaries at the dates and during the periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments). There has been no material change in the Company accounting policies since February 29, 2000.

          2.10. ABSENCE OF CERTAIN CHANGES. Except as disclosed in the Company SEC Documents and the Company press release for the quarter ended May 31, 2000, dated June 29, 2000 (the "Press Release") provided to the Investor, since the date of such periodic reports and the Press Release, the Company has conducted its business in the ordinary course consistent with past practice and there has not occurred: (i) any change, event or condition (whether or not covered by insurance) that has resulted in, or might reasonably be expected to result in, a material adverse effect to the Company; (ii) any acquisition, sale or transfer of any material asset of the Company or any of its subsidiaries other than in the ordinary course of business and consistent with past practice; (iii) any change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by the Company or any revaluation by the Company of any of its or any of its subsidiaries' assets; (iv) any declaration, setting aside, or payment of a dividend or other distribution with respect to the shares of the Company, or any direct or indirect redemption, purchase or other acquisition by the Company of any of its shares of capital stock; (v) any material contract entered into by the Company or any of its subsidiaries, other than in the ordinary course of business and as provided to the Investor, or any material amendment or termination of, or default under, any material contract to which the Company or any of its subsidiaries is a party or by which it is bound; (vi) any amendment or change to the Restated Certificate or Bylaws; or (vii) any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company taken as a whole.

          2.11. ABSENCE OF UNDISCLOSED LIABILITIES. The Company has no material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) required to be stated or disclosed which are not, other than (i) those set forth or adequately provided for in the Company Financial Statements or in the related Notes to Consolidated Financial Statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended February 29, 2000 (the "Company Balance Sheet") and the Press Release, (ii) those incurred in the ordinary course of business and not required to be set forth in the Company Balance Sheet under GAAP, (iii) those incurred in the ordinary course of business since the date of the Company Balance Sheet and not reasonably likely to have a material adverse effect on the Company; (iv) those incurred in connection with the execution of this Agreement; and (v) those liabilities disclosed in Schedule 2.11.

          2.12. BROKER'S OR FINDERS' FEE. The Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with the transaction contemplated by this Agreement.

          2.13. INTERESTED PARTY TRANSACTIONS. Except as disclosed in Schedule
2.13 and in the Company SEC Documents and exhibits thereto, neither the Company nor any of its subsidiaries is indebted to any director or officer of the Company or any of its subsidiaries (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary expenses), and no such person is indebted to the Company or any of its subsidiaries, and there are no other transactions of the type required to be disclosed pursuant to Item 404 of Regulation S-K under the Act and the 1934 Act.

     3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants that:

          3.1. AUTHORIZATION. This Agreement constitutes the valid and legally binding obligation of the Investor, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and by general principles of equity.

          3.2. INVESTIGATION. The Investor acknowledges that it has had an opportunity to discuss the business, affairs and current prospects of the Company with the Company's chief executive officer. The Investor further acknowledges having had access to information about the Company that it has requested or considers necessary for purposes of purchasing the Shares. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

          3.3. ACCREDITED INVESTOR. The Investor is an "Accredited Investor" as such term is defined in Regulation D adopted by the SEC.

          3.4. PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Shares will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof other than in conformity with the Act and the rules and regulations promulgated thereunder, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same, other than a transfer to a nominee holder or a majority-owned affiliate.

          3.5. RESTRICTED SECURITIES. The Investor understands that the Shares it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 promulgated by the Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Act. For purposes of this Agreement, an affiliate of the Investor shall be deemed to be an entity controlling, controlled by or under common control with the Investor, where control is evidenced by the ownership of 100% of an entity.

          3.6. AUTHORIZATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required to be obtained by the Investor in connection with the lawful issuance and sale of the Shares pursuant to this Agreement have been duly obtained and shall be effective on and as of the Closing, except for any filing and procedures applicable under the HSR Act.

          3.7. BROKER'S OR FINDERS' FEE. The Investor has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with the transaction contemplated by this Agreement.

          3.8. LEGENDS. It is understood that the certificates evidencing the Shares may bear a legend in substantially the following form:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR

AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT."

     4.   COVENANTS OF THE COMPANY AND THE INVESTOR.

          4.1 MARKET STAND-OFF. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, the Investor shall not Transfer or offer to Transfer any shares of the Shares without the prior written consent of the Company and its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters; provided, however, that (i) such Market Stand-Off shall not exceed ninety (90) days, and (ii) the Investor shall be subject to the Market Stand-Off only if the officers and directors of the Company are also subject to similar restrictions. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period. As used in this Agreement, the term "Transfer" shall mean any sale, transfer, assignment, hypothecation, encumbrance or other disposition, whether voluntary or involuntary, of shares of the Shares. In the case of a hypothecation, the Transfer shall be deemed to occur both at the time of the initial pledge and at any pledgee's sale or a sale by any secured creditor or a retention by the secured creditor of the pledged shares of the Shares in complete or partial satisfaction of the indebtedness for which the shares of the Shares are security.

          4.2 PUBLICATIONS. Except as currently in use, the Company shall not use the Investor's name or refer to the Investor directly or indirectly in connection with the Investor's relationship with the Company in any advertisement, news release or professional or trade publication, or in any other manner, unless otherwise required by law or with the Investor's prior written consent. Except as required by law, no press release, public statement, advertisement or similar publicity from any party hereunder with respect to the participation of the Investor in the transactions contemplated hereby (or any other matter relating to the Company and the Investor or its affiliates) shall be issued or made without the prior consent of the other party. If the Company determines that it is required by law to file any document or material with the Securities and Exchange Commission which contains a reference to the Investor, it shall at a reasonable time before making any such filing, consult with the Investor regarding such filing and seek confidential treatment for such portions of the document or material as may be reasonably requested by the Investor. The Company agrees any material breach of these provisions is a material breach of this Agreement.

          4.3 LISTING OF ADDITIONAL SHARES. Promptly following the execution of this Agreement, the Company shall file with The Nasdaq National Market a Notification Form for Listing of Additional Shares.

     5. CONDITIONS TO THE INVESTOR'S OBLIGATION AT CLOSING. The obligation of the Investor to purchase the Shares at the Closing is subject to the fulfillment to the Investor's satisfaction on or prior to the Closing of the following conditions:

          5.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company in Section 2 hereof shall be true and correct when made, and shall be true and correct as of the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement. The Chief Executive Officer of the Company shall deliver at the Closing a certificate stating that the condition specified in the preceding sentence has been fulfilled.

          5.2. COVENANTS. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          5.3. SECURITIES LAWS. The offer and sale of the Shares to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Act and qualification requirements of all applicable state securities laws.

          5.4. AUTHORIZATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. All waiting periods, if any, under the HSR Act applicable to the issuance of the Shares hereunder shall have expired or have been terminated.

          5.5. ABSENCE OF GOVERNMENTAL OR OTHER OBJECTION. There shall be no pending or threatened lawsuit challenging the transaction by any body or agency of the federal, state or local government or by any third party, and the consummation of the transaction shall not have been enjoined by a court of competent jurisdiction as of the Closing.

          5.6. OPINION OF COMPANY COUNSEL. The Investor shall have received from Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, counsel for the Company, an opinion, dated as of the Closing, reasonably satisfactory to the Investor.

          5.7. NO MATERIAL ADVERSE CHANGE. From the date hereof until the Closing Date, there shall have occurred no material adverse effect on the Company's business, financial condition or results of operations.

          5.8. DELIVERY OF SHARE CERTIFICATES. On the Closing Date, the Company shall have delivered, or shall have caused to be delivered, to the Investor a stock certificate representing the Shares being purchased by the Investor.

     6. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligation of the Company to sell the Shares at the Closing is subject to the fulfillment to the Company's satisfaction on or prior to the Closing of the following conditions:

          6.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 hereof shall be true as of the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement.

          6.2. SECURITIES LAWS. The offer and sale of the Shares to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Act and the qualification requirements of all applicable state securities laws.

          6.3. AUTHORIZATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. All waiting periods, if any, under the HSR Act applicable to the issuance of the Shares hereunder shall have expired or have been terminated.

          6.4. ABSENCE OF GOVERNMENTAL OR OTHER OBJECTION. There shall be no pending or threatened lawsuit challenging the transaction by any body or agency of the federal, state or local government or by any third party, and the consummation of the transaction shall not have been enjoined by a court of competent jurisdiction as of the Closing.

          6.5. PAYMENT OF PURCHASE PRICE. The Investor shall have delivered to the Company the Purchase Price for the Shares as set forth in Section 1.1 hereof.

     7.   MISCELLANEOUS.

          7.1. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without regard to the conflict of law provisions thereof.

          7.2. SURVIVAL; ADDITIONAL SECURITIES. The representations and warranties set forth in Sections 2 and 3 shall survive until the Closing. The covenants and agreements set forth in Section 4 shall survive in accordance with their terms. Any new, substituted or additional securities which are by reason of any stock split, stock dividend, recapitalization or reorganization distributed with respect to the Shares ("Share Distributions") shall be immediately subject to the covenants and agreements set forth in Section 4 to the same extent the Shares is at such time covered by such provisions.

          7.3. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Investor may assign its rights hereunder to a nominee or to any majority-owned affiliate. Notwithstanding anything to the contrary contained herein, the covenants set forth in Section 4 shall not be binding upon any entity (other than an affiliate of the Investor), which acquires any shares of the Shares or a Share Distribution in a transaction permitted hereunder.

          7.4. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement between the parties with regard to the subject matter hereof.

          7.5. NOTICES. Except as otherwise provided, all notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (i) five (5) days after deposit with the U.S. postal service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one (1) business day after the day of deposit with Federal Express or similar overnight courier, freight prepaid, if delivered by overnight courier or (iv) one (1) business day after the day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed, (a) if to the Investor, at the Investor's address set forth below, or at such other address as the Investor shall have furnished to the Company in writing, or (b) if to the Company, at its address as set forth below its signature, or at such other address as the Company shall have furnished to the Investor in writing:

If to the Company:

             Liberate Technologies
             2 Circle Star Way
             San Carlos, California  94070
             Attn:  General Counsel
             Facsimile Number:  (650) 701-4999

             with a copy to:

             Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP 155 Constitution Drive
             Menlo Park, CA 94025
             Attn:  Brooks Stough
             Facsimile Number:  (650) 321-2800


If to the Investor:

             Cisco Systems, Inc.
             170 West Tasman Drive
             San Jose, California  95134-1706
             Attn:  Associate General Counsel, Van Dang
             Facsimile Number:  (408) 525-4757

       with a copy to:

             Brobeck, Phleger & Harrison LLP
             1633 Broadway
             New York, New York  10019
             Attn:  Eric Simonson
             Facsimile Number:  (212) 586-7878

          7.6. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor.

          7.7. LEGAL FEES. In the event of any action at law, suit in equity or arbitration proceeding in relation to this Agreement or the Shares or any Share Distribution, the prevailing party shall be paid by the other party a reasonable sum for the attorneys' fees and expenses incurred by such prevailing party.

          7.8. EXPENSES. Irrespective of whether the Closing is effected, the Company and the Investor shall each bear their own legal and other expenses with respect to the transaction, except that assuming a successful completion of the transaction, the Company shall pay the actual legal fees and expenses of Brobeck, Phleger & Harrison LLP up to $30,000 which shall be payable at Closing, as a deduction to the Purchase Price otherwise payable by the Investor.

          7.9. TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          7.10. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          7.11. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          7.12. CONFIDENTIALITY. The parties hereto agree that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish, or make accessible to anyone any confidential information, knowledge, or data concerning or relating to the business or financial affairs of such other party to which said party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, or the performance of its obligations hereunder.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

                                  LIBERATE TECHNOLOGIES


                                  By:
                                         -----------------------------------
                                         Mitchell E. Kertzman
                                         President and Chief Executive Officer


                                  Address:   2 Circle Star Way
                                             San Carlos, California  94070
                                             Attn:  General Counsel


                                  CISCO SYSTEMS, INC.


                                  By:
                                         -----------------------------------
                                  Title:
                                         -----------------------------------

                                  Address:   170 West Tasman Drive
                                             San Jose, California  95134-1706